UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

    ------------------------------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                  April 9, 2007



                            JOURNAL REGISTER COMPANY
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     1-12955                22-3498615
 (State or Other Jurisdiction  (Commission File Number)       (IRS Employer
       of Incorporation)                                  Identification Number)


     790 Township Line Road, Yardley, Pennsylvania                 19067
        (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (215) 504-4200



                                 Not Applicable
                         (Former Name or Former Address,
                          If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 5.02         Departure of Directors or Certain Officers; Election of
                  Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

On April 9, 2007, Journal Register Company (the "Company") issued a press release announcing the resignation of Thomas E. Rice as Senior Vice President Operations, Michigan. Mr. Rice will continue to serve as President/CEO of Journal Register Supply, the Company's Alton, Illinois based central purchasing subsidiary. The press release also announces the appointment of Scott A. Wright as Senior Vice President Operations, Michigan. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits

         (d)      Exhibits

         99.1 Text of press release issued by Journal Register Company, dated April 9, 2007, titled "Journal Register Company Announces Management Changes in Michigan Cluster."

                                    SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     JOURNAL REGISTER COMPANY
                                       (Registrant)


Date:  April 9, 2007               /s/    Edward J. Yocum
                                   --------------------------------------------
                                   By:    Edward J. Yocum
                               Title: Vice President, General Counsel
                                          & Corporate Secretary

                                  Exhibit Index
                                  -------------

      Exhibit      Description
      -------      -----------

         99.1 Text of press release issued by Journal Register Company, dated April 9, 2007, titled "Journal Register Company Announces Management Changes in Michigan Cluster."